                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     APRIL 28, 2004

                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                      ------------------------------------
             (Exact name of registrant as specified on its charter)


             TEXAS                      1-10006                 75-1301831
             -----                      -------                 ----------
(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)       File Number)          Identification No.)


1145 EMPIRE CENTRAL PLACE, DALLAS, TEXAS                         75247-4309
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: 214-630-8090

                                 NOT APPLICABLE
                                 --------------
           Former name or former address, if changed since last report


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Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

         The following exhibits are filed pursuant to Item 601 of Regulation
S-K:

   Designation of
Exhibits in this Report    Description of Exhibit
-----------------------    ----------------------

         99.1              News Release of Frozen Food Express Industries, Inc.
                           dated April 28, 2004

Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

      A copy of the news release issued by Frozen Food Express Industries, Inc. on Wednesday, April 28, 2004, announcing operating results for the three months ended March 31, 2004 is attached hereto as Exhibit 99.1.

      The information in this report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other documents filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

       Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                    -----------------------------------------
                                     (Registrant)



April 29, 2004                      By:  /s/ F. Dixon McElwee, Jr.
                                         -------------------------------------
                                         F. Dixon McElwee, Jr.
                                         Senior Vice President
                                         Principal Financial
                                         and Accounting Officer


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